UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2024, Walgreens Boots Alliance, Inc. (the “Company”) announced that John Driscoll, the Company’s Executive Vice President and President, U.S. Healthcare, would retire from the Company on or about April 1, 2024. In connection with his retirement, on March 27, 2024, Mr. Driscoll and Walgreen Co., a wholly-owned subsidiary of the Company, entered into a separation and consulting agreement (the “Driscoll Consulting Agreement”), pursuant to which Mr. Driscoll will continue to work an average of approximately 15 hours per week through November 1, 2024 (the period from April 8, 2024 through November 1, 2024, the “Consulting Term”). During the Consulting Term, Mr. Driscoll will be paid $40,000 per month and his outstanding equity awards will continue to vest in accordance with their terms. Mr. Driscoll will also remain eligible for a pro-rated fiscal 2024 annual bonus. Following the conclusion of the Consulting Term, Mr. Driscoll will receive retirement vesting treatment with respect to his outstanding equity awards pursuant to the terms of the underlying award agreements and as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on December 8, 2023.

The foregoing description of the terms of the Driscoll Consulting Agreement is qualified in its entirety by reference to the full terms of the Driscoll Consulting Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are included herewith:

Exhibit	Description

10.1	Separation and Consulting Agreement, by and between Walgreen Co. and John Driscoll, dated March 27, 2024

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: March 28, 2024	By:	/s/ Joseph B. Amsbary Jr.
	Name:	Joseph B. Amsbary Jr.
	Title:	Senior Vice President, Corporate Secretary